CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated *October 9, 2011*, on property known as *Yucca Trail Rd. 0588-131-74-0000, Joshua Tree* ("Property"), in which *Coronus Energy Corp ,* is referred to as ("Buyer") and *Peter E Wellington, Ann Elizabeth Wellington* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *April 6, 2012* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________________.
3. **OTHER EXTENSION(S):** The time for ______________________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** *Deal is subject to Coronus board of director approval on or before March 31, 2012*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date FEB. 28, 2012
Coronus Energy Corp

Buyer ______________________ Date ______________

Seller X ______________________ Date ______________
Peter E Wellington

Seller X [signature] Date February 28, 2012
Ann Elizabeth Wellington

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by __________ Date __________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______ ("Agreement"), dated October 9, 2011, on property known as Yucca Trail Rd, 0588-131-74-0000, Joshua Tree ("Property"), in which Coronus Energy Corp, is referred to as ("Buyer") and Peter E Wellington, Ann Elizabeth Wellington is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to April 6, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______,
3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).
4. **ADDITIONAL TERMS:** Deal is subject to Coronus board of director approval on or before March 31, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date FEB 28, 2012
Coronus Energy Corp

Buyer ______ Date ______

Seller X [signature] Date FEB. 29, 2012
Peter E Wellington

Seller X ______ Date ______
Ann Elizabeth Wellington

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 16311 Bear Valley Rd, Hesperia, CA 92392